UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

Taysha Gene Therapies, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39536	84-3199512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive, Suite 1430 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 612-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TSHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2023, Taysha Gene Therapies, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the authorized number of shares of the Company’s common stock from 200,000,000 shares to 400,000,000 shares.

A complete copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). The stockholders considered one proposal, which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 5, 2023. Of the 186,960,193 shares outstanding as of the record date, 134,913,709 shares, or approximately 72.16%, were present or represented by proxy at the Special Meeting. Set forth below are the results of the matter submitted for a vote of stockholders at the Special Meeting.

Proposal No. 1: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Amendment to effectuate an authorized shares increase	133,386,292	1,370,285	157,132

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taysha Gene Therapies, Inc.

Dated: November 15, 2023	By:	/s/ Kamran Alam
Kamran Alam
Chief Financial Officer